UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

United Development Funding III, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1702 N. Collins Boulevard, Suite 100, Richardson, Texas
75080
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2008, United Development Funding III, L.P. (“UDF III”) entered into an Economic Interest Participation Agreement and Purchase Option (the “Economic Participation  Agreement”) with United Mortgage Trust (“UMT”), pursuant to which UDF III purchased (i) an economic interest in a $45,000,000 revolving credit facility (the “UMT Loan”) from UMT to United Development Funding, L.P. (“UDF”) and (ii) a purchase option to acquire a full ownership participation interest in the UMT Loan (the “Option”).  The Economic Participation Agreement is effective as of September 19, 2008.  UMTH Land Development, L.P., a Delaware limited partnership and the general partner of UDF III, is the asset manager for, and an affiliate of, UDF.  UDF is affiliated with UDF III and UMT’s adviser, UMTH General Services, L.P.

The UMT Loan is a $45,000,000 revolving line of credit facility evidenced by a Second Amended and Restated Secured Line of Credit Promissory Note dated as of June 20, 2006, as modified by an amendment effective September 1, 2006 (as amended, the “UMT Note”). The UMT Loan is secured  by a security interest in the assets of UDF including UDF's land development loans and equity investments pursuant to the First Amended and Restated Security Agreement dated as of September 30, 2004, executed by UDF in favor of UMT (the “Security Agreement”).

Pursuant to the Economic Interest Agreement, each time UDF requests an advance of principal under the UMT Note, UDF III will fund the required amount to UMT and UDF III’s economic interest in the UMT Loan increases proportionately.  UDF III’s economic interest in the UMT Loan gives UDF III the right to receive payment from UMT of principal and accrued interest relating to amounts funded by UDF III to UMT which are applied towards UMT’s funding obligations to UDF under the UMT Loan.  UDF III may abate its funding obligations under the Economic Participation Agreement at any time for a period of up to twelve months by giving UMT notice of the abatement.

The Option gives UDF III the right to convert its economic interest into a full ownership participation interest in the UMT Loan at any time by giving written notice to UMT and paying an exercise price of $100.  The participation interest includes all rights incidental to ownership of the UMT Note and the Security Agreement, including participation in the management and control of the UMT Loan.  UMT will continue to manage and control the UMT Loan while UDF III owns an economic interest in the UMT Loan.  If UDF III exercises its Option and acquires a participation interest in the UMT Loan, UMT will serve as the loan administrator but both UDF III and UMT will participate in the control and management of the UMT Loan.

The UMT Note matures on December 31, 2009.  The purpose of the UMT Loan is to finance UDF's investments in real estate development projects.  The UMT Loan interest rate is the lower of 14% or the highest rate allowed by law.  UDF may use the UMT Loan proceeds to finance  indebtedness associated with the acquisition of any assets to seek income that qualifies under the Real Estate Investment Trust provisions of the Internal Revenue Code to the extent such indebtedness, including indebtedness financed by funds advanced under the UMT Loan and indebtedness financed by funds advanced from any other source, including Senior Debt, is no less than 85% of 80% (68%) of the appraised value of all subordinate loans and equity interests for land development and/or land acquisition owned by UDF and 75% for first lien secured loans for land development and/or acquisitions owned by UDF.

The UMT Loan is subordinate to UDF Senior Debt, which includes a line of credit provided by Textron Financial Corporation in the amount of $30,000,000, and all other indebtedness of UDF to any national or state chartered banking association or other institutional lender that is approved by UMT in writing.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of $45,000,000 Secured Line of Credit Loan to United Development Funding, L.P.

On September 30, 2008, UDF III terminated its $45,000,000 secured revolving line of credit loan (the “UDF III Loan”) to UDF in order to participate in a current loan facility from UMT to UDF.  For further information regarding the participation of UDF III in the UMT Loan, please see Item 1.01 of this Form 8-K.  The termination of the UDF III Loan is effective as of September 19, 2008.  The UDF III Loan was evidenced by a Secured Line of Credit Promissory Note and Security Agreement executed by UDF III and UDF, all of which have been terminated.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2007, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.
	By:	UMTH Land Development, L.P.
Its General Partner

	By:	UMT Services, Inc.
Its General Partner

Dated: September 30 , 2008	By:	/s/ Hollis M. Greenlaw
Name: Hollis M. Greenlaw
Title: President and Chief Executive Officer